UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Velocity Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!

VELOCITY FINANCIAL, INC.

2021 Annual Meeting
Vote by May 18, 2021
11:59 PM ET

VELOCITY FINANCIAL, INC. 30699 RUSSELL RANCH ROAD, SUITE 295 WESTLAKE VILLAGE, CALIFORNIA 91362

D40636-P51417

You invested in VELOCITY FINANCIAL, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 19, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Vote Virtually at the Meeting* May 19, 2021 1:00 PM (Pacific Time)
Virtually at: www.virtualshareholdermeeting.com/VEL2021

*

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Daniel J. Ballen	For

1b.	Dorika M. Beckett	For

1c.	Christopher D. Farrar	For

1d.	Alan H. Mantel	For

1e.	John P. Pitstick	For

1f.	John A. Pless	For

1g.	Joy L. Schaefer	For

2.	Vote on the frequency of future advisory votes on executive compensation.	Year

3.	Approve 2020 executive compensation on an advisory basis.	For

4.	Ratify KPMG LLP as independent auditor for 2021.	For

Note: Consider other matters that properly come before the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D40637-P51417